Supplement dated August 13, 2018
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2018,
Issued by National Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

iShares Intermediate Credit Bond ETF

Effective August 1, 2018, the iShares Intermediate Credit Bond ETF made changes to its name, investment objective, target index, and principal investment strategies that (i) increased the Fund’s exposure to corporate bonds as well as fixed income securities with a remaining maturity greater than or equal to five years and less than ten years, and (ii) decreased its exposure to uncollateralized, sovereign debt and non-U.S. agency debt securities as well as fixed income securities with a remaining maturity less than five years.

Accordingly, each reference to the iShares Intermediate Credit Bond ETF in the VAROOM prospectuses is replaced with a reference to the iShares Intermediate-Term Corporate Bond ETF.

In Part 3 – Your Investment Options, in the section titled “The Fund Families and the Funds,” the description of the iShares Intermediate Credit Bond ETF, under the “Fixed Income Funds” sub-header has also changed. The following new information replaces the current information for the Fund:

iShares® Intermediate-Term Corporate Bond ETF
The Fund seeks to track investment results of the ICE BofAML 5-10 Year US Corporate Index, which measures the performance of investment-grade corporate bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to five years and less than ten years. A significant portion of the index is represented by securities of companies in the financials and industrials sectors. The components of the index, and the degree to which these components represent certain sectors, are likely to change over time. The index consists of investment-grade corporate bonds that have a remaining maturity of greater than or equal to five years and less than ten years and have $250 million or more of outstanding face value. In addition, the securities in the index must be denominated in U.S. dollars and must be fixed-rate. Excluded from the index are equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds, taxable and tax-exempt U.S. municipal securities, and dividends-received-deduction-eligible securities. The index is market-capitalization weighted, and the securities in the index are updated on the last business day of each month.

Vanguard Real Estate Index Fund, ETF Shares

Effective July 24, 2018, the Vanguard Real Estate Index Fund made changes to its target index and principal investment strategies that increased the Fund’s exposure to certain specialized real estate investment trusts (REITs) and real estate management and development companies.

In Part 3 – Your Investment Options, in the section titled “The Fund Families and the Funds,” the description of the Vanguard Real Estate Index Fund, ETF Shares, under the “International and Alternative Funds” sub-header has also changed. The following new information replaces the current information for the Fund:

Vanguard Real Estate Index Fund, ETF Shares
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments. The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, which is composed of equity REITs, including specialized REITs, and real estate management and development companies. The Fund attempts to track the index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.

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For more information about these Funds, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

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